UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2019

Commission file number 000-23446

SUGARMADE, INC.
(Exact name of registrant as specified in its charter)

Delaware	94-3008888
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

750 Royal Oaks Dr., Suite 108 Monrovia, CA	91016
(Address of principal executive offices)	(Zip Code)

(888) 982-1628
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Sugarmade Inc., a Delaware corporation (the “Company”) makes the following disclosures pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934, generally referred to as Regulation FD Disclosure. These disclosures in the form of a summary of questions propounded to the Company directly or disclosures or issues that may have been the subject of social media, unrelated and not furnished by the Company. The disclosures below are intended to furnish and disclose material, financial and other current information and to facilitate disclosure of information to investors.

The questions and answers are merely a summary and they are qualified in its entirety by the Company’s prior filings with the Securities and Exchange Commission (the “Commission”). The reader should reference our other disclosures on forms 10-K, 10-Q, 8-K, and others, filed with the Commission.

Question: What is Sugarmade’s strategic direction for the remaining portion of 2019 and over the coming years?

Answer: We plan to be a major participant in the business of supplying cultivators and processors of many agricultural commodities, particularly hemp and hydroponically derived plants. We plan to accomplish this via the entry into new product areas and via the acquisition of the best market participants.

We believe the Company has strong revenue expansion opportunities within the hydroponic agricultural sector, as these businesses are complementary to our current business. We also believe the fast-growing hemp cultivation sector, particularly relating to hemp micro-propagation and cloning would be complementary to our product sourcing. Additionally, we are currently in process of analyzing several acquisitions for expansion.

Relative to acquisitions, we are in the process working toward closure of several important acquisitions relating to the hydroponic cultivation sector and we are in discussions with other companies with the sector. The closing of these acquisitions will place our Company among the largest suppliers to many very fast growing agricultural-related areas.

The Company intends to continue as a supplier to the quick service restaurant sector of the overall restaurant industry under our CarryOutSuppies.com business, as a producer and wholesaler of custom printed and generic supplies servicing more than 2,000 quick service restaurants. Our products include double poly paper cups for cold beverage; disposable, clear, plastic cold cups, paper coffee cups, yogurt cups, ice cream cups, cup lids, cup sleeves, edible packaging, food containers, soup containers, plastic spoons and many other similar products for this market sector.

To the extent we effect an acquisition with a financially unstable company or an entity in its early stage of development or growth, including entities without established records of sales or earnings, we may be affected by numerous risks inherent in the business and operations of financially unstable and early stage or potential emerging growth companies. In addition, although we will endeavor to evaluate the risks inherent in a target business, we cannot assure you that we will properly ascertain or assess all significant risk factors.

Question: What are the new product areas Sugarmade plans to enter fuel revenue growth?

The hemp cultivation business is growing very significantly and thus, cultivators of hemp are a strong focus for the Company. In particular, we see meaningful opportunities to supply hemp micro-propagation laboratories. Most hemp plants are not grown from seeds, but instead are propagated from other hemp plants. Many such hemp operations have been organized and such companies will be in need of a vast array of supplies.

We also plan to enter the market for hemp oil remediation equipment, which we believe is a significantly underserved area. Hemp oil remediation equipment is utilized to refine hemp oil into a pure form that contains no psychoactive THC and to isolate valuable cannabinoids, which can then be marketed to industry participants.

Question: Is the Company still planning to acquire BizRight Hydroponics, Inc. (“BizRight”).

Answer: The Company had entered into a Master Marketing Agreement with BizRight, a leading marketer and manufacturer of hydroponic growth supplies on December 13, 2017. Separate agreements and understandings with the shareholders of BizRight contemplated, in part, a Share Exchange Agreement wherein the Company would have acquired all of the issued and outstanding shares of BizRight stock in exchange for the Company’s shares of authorized, a promissory note and earn-out shares. The negotiations required, among other requirements, that BizRight provide audited financial statements compliant with the Securities Exchange Act of 1934, to be filed by the Company in connection with the transaction. BizRight is currently having its financial statements audited.

Sugarmade now plans to fully acquire BZRTH, Inc. (“BZRTH”), a company associated with BizRight and amended the Master Marketing Agreement giving Sugarmade the same rights under the Master Marketing Agreement for both BizRight and BZRTH. Upon closing of the audit for the companies, which will allow Sugarmade full ownership of both operations and thus allow for full revenue recognition. To provide the funding of these businesses and to execute under the terms of the acquisition option, the Company will require additional financing and is contemplating an offering of its securities.

Question: When does the Company expect to begin recognizing BizRight revenue?

Answer: The Company does recognize some revenues under the Master Marketing Agreement of December 13, 2017, as amended and supplemented. Further, the Company does also receive limited amount of revenues from BZRTH, a sister company of BizRight and a related party and affiliated entity with BizRight, that markets hydroponic products. BZRTH is having its financial statements audited as part of the contemplated transaction.

During 2018, management of Sugarmade determined it was in the best interest of the Company to allocate its accounting and financial staff resources toward preparing for the full acquisition of BZRTH and to deemphasize the process of working to achieve revenue recognition under the original Master Marketing Agreement. Sugarmade plans to move forward with this acquisition, which will require additional financing to execute under the terms of the acquisition option. The Company is contemplating an offering of its securities for this purpose.

Question: Is the Company still planning to acquire Sky Unlimited LLC? If so, when does the Company expect to begin recognizing its revenue?

Answer: Yes, we are moving toward closure on the acquisition. On October 15, 2018, the Company signed a Letter of Intent and agreements to acquire Sky Unlimited, LLC doing business as AthenaUnited.com, a Southern California-based, supplier of hydroponic cultivation supplies to the wholesale sector and to large commercial cultivators. Under the terms of the Letter of Intent and agreements (with both binding and non-binding elements), the Company will acquire all of the issued and outstanding shares (or the business and assets) in exchange for the Company’s shares of authorized and cash. Sky Unlimited, LLC is currently having its financial statements audited. To provide the funding of the transaction and the resulting business operations, the Company will require additional financing and is contemplating an offering of its securities. Revenue recognition will occur when the transaction is closed.

Question: When does the Company expect to invest in Hempistry, Inc.?

Answer: The Company has entered into a letter of intent to invest up to $1,000,000 in Hempistry, Inc. in exchange for supply agreement and marketing rights. To provide for the funding of the transaction, the Company will require additional financing and is contemplating an offering of its securities.

Question: What is the status of BudLife?

Answer: The Company had signed an exclusive distribution agreement for California, Oregon and Washington with privately held Plantation Corp. for its claimed breakthrough BudLife preservation technology based on integration of specialized gases and natural agents that allegedly dramatically extends the useful life of medical cannabis up to six (6) months by actively monitoring the internal containers environment and automatically adjusting its atmosphere as needed. The Company is waiting for availability of products from Plantation Corp. and we have not been provided a date for such availability.

Sugarmade Inc., a Delaware corporation (the “Company”) makes the following disclosures pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934, generally referred to as Regulation FD Disclosure.

FORWARD-LOOKING STATEMENTS: This filing contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "would," "could," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. At this time there are no assurances the Company’s acquisition efforts will be successful.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUGARMADE, INC.

Date:April 16, 2019	By:	/s/ Jimmy Chan
Name: Jimmy Chan
Title: Chief Executive Officer

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